UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2019

ROGERS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-4347	06-0513860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2225 W. Chandler Blvd.
Chandler, Arizona 85224
(Address of Principal Executive Offices, and Zip Code)

(480) 917-6000
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ROG	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 9, 2019, at the annual meeting of shareholders of Rogers Corporation (the “Company” and the “Annual Meeting”), the Company’s shareholders approved the Rogers Corporation 2019 Long-Term Equity Compensation Plan (the “2019 Plan”), which was previously adopted by the Company’s Board of Directors (“Board”).
A summary of the material terms and conditions of the 2019 Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 29, 2019 (the “Proxy Statement”) under “Proposal 3: Approval of the Rogers Corporation 2019 Long-Term Equity Compensation Plan,” which summary is incorporated herein by reference. This summary is qualified in its entirety by, and should be read in conjunction with, the 2019 Plan, which was included as Exhibit 4.1 to the Company’s Registration Statement on Form S-8, filed with the SEC on May 14, 2019, and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, sufficient shares were present for purposes of a quorum, and each of the following four proposals was submitted to a vote of the Company’s shareholders. The voting results for those proposals are set forth below.
1. The eight nominees to the Company’s Board were elected based on the following votes, to hold office until the next annual meeting of shareholders and thereafter until their successors have been chosen and qualified:

Director Nominee	For	Withhold	Broker Non-Votes
Keith L. Barnes	16,336,493	67,610	1,150,366
Michael F. Barry	10,169,415	6,234,688	1,150,366
Bruce D. Hoechner	16,370,153	33,950	1,150,366
Carol R. Jensen	16,300,638	103,465	1,150,366
Ganesh Moorthy	16,370,344	33,759	1,150,366
Jeffrey J. Owens	16,360,370	43,733	1,150,366
Helene Simonet	16,376,762	27,341	1,150,366
Peter C. Wallace	16,328,171	75,932	1,150,366

2. By the following vote, the Company’s shareholders approved a non-binding advisory resolution on the 2018 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
16,240,675	124,274	39,154	1,150,366

3. By the following vote, the Company’s shareholders approved the 2019 Long-Term Equity Compensation Plan:

For	Against	Abstain	Broker Non-Votes
16,148,092	227,602	28,409	1,150,366

4. By the following vote, the Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain
17,486,509	55,502	12,458

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION (Registrant)

Date: May 9, 2019	By:	/s/ Bruce D. Hoechner
Bruce D. Hoechner
President, Chief Executive Officer